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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 20, 2003

                           CENTRAL FEDERAL CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                       0-25045                34-1877137
(State or other jurisdiction of        (Commission            (IRS employer
incorporation or organization)         file number)       identification number)



601 Main Street, Wellsville, Ohio                43968          (330) 531-1517
(Address of Principal Executive Offices)       (Zip Code)     (Telephone Number)




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Item 5 Other Events and Required FD Disclosure

         On June 20, 2003, the registrant issued a press release announcing that Edward L. Baumgardner has been named President, Columbiana County Region, for the registrant's subsidiary, Central Federal Bank. Mr Baumgardner will oversee the bank's offices located in Wellsville and Calcutta, Ohio. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K.

Item 7 Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)  Exhibits

              99 Press release issued on June 20, 2003 announcing that Edward L. Baumgardner has been named President, Columbiana County Region, for the registrant's subsidiary, Central Federal Bank.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CENTRAL FEDERAL CORPORATION


Dated: June 23, 2003                           By: /s/ David C. Vernon
                                                  ---------------------
                                                    David C. Vernon
                                                    President